UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

UPHEALTH, INC.

(Name of Registrant as Specified in its Charter)

JEFFERY R. BRAY

CHIRINJEEV KATHURIA

MARIYA PYLYPIV

SYED SABAHAT AZIM

RICHA SANA AZIM

ALFONSO GATMAITAN

AZFAR MALIK, M.D.

AM PHYSICIANS LLC

ALEXANDRA BRAY

JEFFERY R. BRAY, CUSTODIAN SAMANTHA JOSEPHINE BRAY UTMA

JEFFERY R. BRAY, CUSTODIAN ANAIS ALEXANDRA BRAY UTMA

JOHN PARSONS, TRUSTEE OF THE ANAIS BRAY PROTECTIVE IRREVOCABLE TRUST, THE BRAY DESCENDANTS TRUST AND THE SAMANTHA BRAY PROTECTIVE IRREVOCABLE TRUST

THE ANAIS BRAY PROTECTIVE IRREVOCABLE TRUST

THE BRAY DESCENDANTS TRUST

THE SAMANTHA BRAY PROTECTIVE IRREVOCABLE TRUST

JACQUE BUTLER

KIMBERLITE SOCIAL INFRA PRIVATE LIMITED

ELIGERE LIMITED LIABILITY COMPANY

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials:

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

June 8, 2022

AN IMPORTANT MESSAGE FROM CONCERNED STOCKHOLDERS OF

UPHEALTH, INC. TO THEIR FELLOW STOCKHOLDERS

Dear Fellow UpHealth, Inc. Stockholder:

You will soon receive or may have already received a proxy statement and accompanying white proxy card from UpHealth, Inc. (the “Company”) in connection with the upcoming 2022 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), set for 9:00 a.m., Pacific Time, on Tuesday, June 28, 2022. The meeting will be held virtually. The record date for the Annual Meeting is May 18, 2022.

We strongly urge you NOT to return the white proxy card or voting instruction form from the Company and NOT to allow the Company to take your vote over the telephone or by internet, but to wait until you receive and review our definitive proxy materials and BLUE proxy card, which we will be sending to you soon, before voting. If you have already voted the Company’s white proxy card or voting instruction form or had your vote taken by the Company over the telephone or by internet, a later-dated BLUE proxy card will revoke your previously cast vote.

Given the precipitous decline in the trading price of the Company’s common stock in recent months and a desire to enhance productive alignment between the stockholders of the Company and the Board of Directors of the Company (the “Board”), certain stockholders of the Company, who own or control a majority of the outstanding common stock of the Company, (the “UpHealth Concerned Stockholders”), have requested that the Board waive restrictions contained in the Company’s bylaws (the “Bylaws”) that restrict them from nominating directors at the Annual Meeting (the “Advanced Notice Bylaw Provision”) and be permitted to nominate a slate of three directors for consideration and possible election by the stockholders at the Annual Meeting. In addition, the Co-Chairman of the Board, and one of the UpHealth Concerned Stockholders, Dr. Chirinjeev Kathuria, called a special meeting of stockholders (the “Special Meeting of Stockholders”) to amend the Bylaws that, if approved by the stockholders at the special meeting, would permit the stockholders to nominate directors at the Annual Meeting. The Board refused to waive the Advanced Notice Bylaw Provision and determined that Dr. Kathuria lacked authority to call the Special Meeting of Stockholders to amend the Bylaws. In addition, the Board approved an amendment to the Bylaws to reduce the quorum required for the transaction of business at the Annual Meeting from a majority of the outstanding shares of common stock outstanding to one third of the outstanding shares of common stock outstanding. We believe this was undertaken in an attempt by the Board to prevent us from delaying the Annual Meeting until after the Special Meeting of Stockholders is held, which we could have done before the amendment to the Bylaws simply by us and various persons associated with us not voting our shares at the Annual Meeting.

We strongly urge you to wait for and carefully consider the information contained in the UpHealth Concerned Stockholders’ proxy materials and the BLUE proxy card prior to casting your vote in connection with the Annual Meeting.

Who are the UpHealth Concerned Stockholders?

The participants in the proxy solicitation in connection with the Annual Meeting include me, Jeffery R. Bray, Dr. Chirinjeev Kathuria, Dr. Mariya Pylypiv, Syed Sabahat Azim, Richa Sana Azim, Alfonso Gatmaitan, Dr. Azfar Malik, and various other persons associated with us listed below (collectively, the “UpHealth Concerned Stockholders”). The UpHealth Concerned Stockholders entered into a Voting Agreement, dated May 27, 2022, pursuant to which they agreed to vote the shares of common stock of the Company owned by them in favor of the amendment to the Bylaws described above and in favor of the election to the Board of the directors nominees selected by the UpHealth Concerned Stockholders.

The UpHealth Concerned Stockholders beneficially owned, in the aggregate, 50.31% of the outstanding shares of common stock, par value $0.0001 per share, of the Company as of the May 18, 2022 record date for the Annual Meeting. Two of the UpHealth Concerned Stockholders, Dr. Chirinjeev Kathuria and Dr. Mariya Pylypiv, serve on the Board, and Dr. Kathuria serves as Co-Chairman of the Board. Dr. Kathuria and Dr. Pylypiv each voted against the actions of the Board described above. A number of the other UpHealth Concerned Stockholders either currently or in the past have served as officers, employees or consultants to the Company. All of the UpHealth Concerned Stockholders acquired shares of the Company’s common stock in connection with business combinations with the Company that closed in 2021.

Why will we be seeking your vote?

When the UpHealth Concerned Stockholders’ proxy solicitation materials are available, we will be seeking your vote because we believe that the Company needs to act now in order to restore stockholder value and we do not believe that the Board, as currently constituted, and as currently proposed by the Board to be constituted following the Annual Meeting, is in the best position to achieve that objective. The Board has proposed a slate of three existing directors, adding no new viewpoints or expertise. Specifically, the Board has (i) renominated current Class I director Neil Mioto, (ii) reclassified Raluca Dinu, an existing Class II director who was not up for re-election, into one of the open Class I director positions, and (iii) reclassified Agnes Rey-Giraud, an existing Class III director who was not up for re-election, into the other open Class I director positions. We intend to solicit proxies from stockholders to (i) permit us to withhold the voting of their shares at the Annual Meeting to prevent the Annual Meeting from being held until the Special Meeting of Stockholders can be held to amend the Bylaws, as described above, and (ii) then vote those shares to elect three highly qualified independent director nominees who we believe will help to enhance the value of the Company and better align the Board with the objectives of its stockholders. On the other hand, if the Board achieves quorum at the Annual Meeting before the Special Meeting of Stockholders is held, the Board’s proposed slate of directors will be elected at the Annual Meeting.

What should I do now?

We recommend that you DO NOT return any white proxy card or voting instruction form to the Company and DO NOT allow the Company to take your vote over the telephone or by internet. If you have already voted a white proxy card or voting instruction form or had your vote recorded by the Company over the telephone or by internet, returning a later dated BLUE proxy card or BLUE voting instruction form will revoke your previously cast vote.

Who should I contact for more information?

The UpHealth Concerned Stockholders’ proxy advisor is Okapi Partners. If you have any questions or need further assistance, please contact Okapi Partners at the phone numbers or email listed below:

OKAPI PARTNERS LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Shareholders Call Toll-Free at: (888) 785-6707

E-mail: info@okapipartners.com

Please wait until you receive and review the UpHealth Concerned Stockholders’ proxy materials and BLUE proxy card before you cast your vote in connection with the Annual Meeting.

IMPORTANT: If your shares are held in street name, your bank or broker can vote your shares only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct them NOT to vote at this time and that you only wish to vote the BLUE proxy card.

If you have any questions or need further assistance, please contact Okapi Partners at (888) 785-6707 or by e-mail at info@okapipartners.com.

Thank you for your support,

JEFFERY R. BRAY	DR. CHIRINJEEV KATHURIA	DR. MARIYA PYLYPIV

SYED SABAHAT AZIM	RICHA SANA AZIM	ALFONSO GATMAITAN	DR. AZFAR MALIK

CERTAIN INFORMATION CONCERNING THE UPHEALTH CONCERNED STOCKHOLDERS

The UpHealth Concerned Stockholders intend to file a definitive proxy statement and an accompanying BLUE proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes for the election of its nominees at the 2022 Annual Meeting of Stockholders of UpHealth, Inc.

THE UPHEALTH CONCERNED STOCKHOLDERS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THEIR PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT WWW.SEC.GOV. IN ADDITION, THE UPHEALTH CONCERNED STOCKHOLDERS WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE UPHEALTH CONCERNED STOCKHOLDERS’ PROXY SOLICITOR, OKAPI PARTNERS, AT ITS TOLL-FREE NUMBER: (888) 785-6707 OR AT INFO@OKAPIPARTNERS.COM.

The participants in the UpHealth Concerned Stockholders’ proxy solicitation and the number of shares of common stock of the Company beneficially owned by them is as follows: Jeffery R. Bray (72,437,807 shares beneficially owned, including 4,088,170 shares owned directly, 951,008 shares beneficially owned as custodian and 72,437,807 shares beneficially owned as a result of an irrevocable proxy granted to him under the Voting Agreement), Jeffery R. Bray, as custodian of the Samantha Josephine Bray UTMA (475,504 shares beneficially owned), Jeffery R. Bray as custodian of the Anais Alexandra Bray UTMA (475,504 shares beneficially owned), Alexandra Bray (475,504 shares beneficially owned), John Parsons, Trustee of The Anais Bray Protective Irrevocable Trust, The Bray Descendants Trust and The Samantha Bray Protective Irrevocable Trust (6,478,997 shares beneficially owned as trustee), The Anais Bray Protective Irrevocable Trust (2,699,582 shares beneficially owned), The Bray Descendants Trust (1,079,833 shares beneficially owned), The Samantha Bray Irrevocable Trust (2,699,582 shares beneficially owned), Jacque Butler (1,403,804 shares beneficially owned), Chirinjeev Kathuria (43,182,294 shares beneficially owned), Mariya Pylypiv (7,595,270 shares beneficially owned), Alfonso Gatmaitan (1,183,460 shares beneficially owned), Azfar Malik, M.D. (962,458 shares beneficially owned through AM Physicians LLC), AM Physicians LLC (962,458 shares beneficially owned) Syed Sabahat Azim (6,116,842 shares beneficially owned), Richa Sana Azim (6,116,842 shares beneficially owned), Kimberlite Social Infra Private Limited (684,981 shares beneficially owned), and Eligere Limited Liability Company (6,116,842 shares beneficially owned).